Exhibit 10.20

THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

THIRD AMENDMENT (this “Third Amendment”), dated as of January 31, 2017 among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has entered into that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016 and by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, the “Credit Agreement”), among the Borrower, Holding, the several Lenders party thereto from time to time, the Administrative Agent, and the Collateral Agent;

WHEREAS, immediately prior to the effectiveness of this Third Amendment, in accordance  with  Subsection 2.9  of  the  Credit  Agreement,  the  Borrower  has  requested Supplemental  Term  Loan  Commitments  in  an  aggregate  principal  amount  of  $80.0 million pursuant to an Increase Supplement (the “Increase Supplement”) dated as of the date hereof, by and among the Borrower, each Lender party thereto and the Administrative Agent.

WHEREAS, in connection with the Increase Supplement and pursuant to Subsection 10.1 of the Credit Agreement, the Borrower and the Lenders party hereto, constituting no less than the Required Lenders (determined immediately prior to giving effect to this Third Amendment), agree to the amendment of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.       Defined Terms.   Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.       Amendment of the Credit Agreement.

(a)            Subsection 1.1  of  the  Credit  Agreement  is  hereby  amended  by adding the following new definitions, to appear in proper alphabetical order:

“Third Amendment”:   the Third Amendment with respect to this Agreement, dated as of January 31, 2017, by and among the Borrower, Holding, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Third Amendment Effective Date”:   the date on which each of the conditions set forth or referred to in Section 3 of the Third Amendment is satisfied or waived.

“Third  Increase  Supplement”:  the  Increase  Supplement  dated  as  of January 31,  2017,  among  the  Borrower,  each  Lender  party  thereto  and  the Administrative Agent, pursuant to which the Borrower obtained Supplemental Term Loan Commitments in an aggregate principal amount of $80.0 million.

(b)            Subsection 3.4(a) of the Credit Agreement is hereby amended by deleting the final sentence thereof and replacing it with the following sentence:

Each prepayment of Initial Term Loans pursuant to this subsection 3.4(a) made on or prior to the six month anniversary of the Third Amendment Effective Date with Net Cash Proceeds received by the Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness in a Repricing Transaction shall be accompanied by the payment of the fee required by subsection 3.4(i).

(c)            Subsection 3.4(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) Notwithstanding the foregoing, if on or prior to the date that is six months  after  the  Third  Amendment  Effective  Date  the  Borrower  makes  a voluntary prepayment (or mandatory prepayment with the proceeds of Specified Refinancing Term Loans) of all or any portion of the outstanding Initial Term Loans pursuant to a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Initial Term Loan Lender, a prepayment premium of 1.0% of the aggregate principal amount of Initial Term Loans being prepaid. If, on or prior to the date that is six months after the Third Amendment Effective Date, any Initial Term Loan Lender is replaced pursuant to subsection 10.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under subsection 10.6(g) to replace the Initial Term Loans) that results in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to subsection 2.5(e) or 10.1(g)) shall receive a fee equal to 1.0% of the principal amount of the Initial Term  Loans of such  Lender assigned to  a replacement Lender pursuant to subsection 2.5(e) or 10.1(g).

SECTION 3.       Conditions to Effectiveness of Third Amendment.  The effectiveness of this Third Amendment is subject to the satisfaction or waiver of the following conditions:

(a)                   Third Amendment.  The Administrative Agent shall have received the following, each of which shall be originals or facsimiles or “.pdf” or “tiff” files unless otherwise specified, each dated as of the Third Amendment Effective Date:

(i)                                     this   Third   Amendment   executed   and   delivered   by   a   duly authorized officer of the Borrower, the Administrative Agent and Lenders  constituting  no  less  than  the  Required  Lenders (determined immediately prior to giving effect to this Third Amendment); and

(ii)                                  the  Increase  Supplement  executed  and  delivered  by  a  duly authorized officer of the Borrower and the Lenders party thereto.

(b)                   Fees and Expenses.  All costs, fees, expenses (including legal fees and expenses) and other compensation contemplated under the Credit Agreement or as separately agreed to by the Borrower and Credit Suisse Securities (USA) LLC prior to the date hereof payable to Credit Suisse Securities (USA) LLC, the Administrative Agent or the Lenders, shall have been paid to the extent due.

(c)                   Payment of Interest.                          The Borrower  shall have made the Accelerated Interest Payment (as defined in Section 4(d) below).

SECTION 4.       Effects on Loan Documents; Acknowledgement.

(a)            Except  as  expressly set  forth  herein,  (i) this  Third  Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document.   Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof.  On and as of the Third Amendment Effective Date, each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents.  This Third Amendment shall constitute a Loan Document for purposes of the Credit Agreement and each other Loan Document and from and after the Third Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Third Amendment.   Each of the Loan Parties hereby consents to this Third Amendment and confirms and reaffirms all obligations of such Loan Party under the Loan Documents (as amended pursuant to this Third Amendment) to which such Loan Party is a party.

(b)            Without limiting the foregoing, each of the Loan Parties party to the Guarantee and Collateral Agreement or any other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that the Supplemental Term Loans incurred pursuant to the Increase Supplement are Initial Term Loans, (ii) acknowledges and agrees that all of its obligations under the

Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, (iv) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to this Third Amendment and the incurrence of the Supplemental Term Loans under the Increase Supplement, and (v) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Supplemental Term Loans incurred pursuant to the Increase Supplement.

(c)            The Administrative Agent shall promptly notify the Borrower of the occurrence of the Third Amendment Effective Date and such notice shall be conclusive and binding.

(d)            On the Funding Date and prior to the incurrence of the 2017-1 Supplemental Term Loans (each as defined below), and notwithstanding anything in the Credit Agreement to the contrary, including but not limited to Section 3.1(d) or 3.8(a) of the Credit Agreement, the Borrower shall pay all accrued and unpaid interest up to but excluding the Funding Date, in respect of all of the then outstanding Initial Term Loans (such interest payment, the “Accelerated Interest Payment”).  Subject to the foregoing, it is understood and agreed that from and after the Funding Date, (i) the Initial Term Loans shall accrue interest at the per annum interest rates provided for in the Credit Agreement and the applicable borrowing, continuation or conversion notice, as applicable, for each outstanding Borrowing of Initial Term Loans (collectively, the “Initial Term Loan Notice”) and (ii) the Borrower shall pay accrued and unpaid interest   (for the avoidance of doubt, not previously paid in accordance with the immediately preceding sentence) on the Initial Term Loans on the dates and as otherwise set forth in the Credit Agreement and the applicable Initial Term Loan Notice.  As used in this Section 4(d), the terms “Funding Date” and “2017-1 Supplemental Term Loans” shall have the meanings assigned to such terms in the Increase Supplement.

SECTION 5.       Counterparts.  This Third Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6.       Governing Law.   THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED  BY,  AND  CONSTRUED AND  INTERPRETED  IN  ACCORDANCE  WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7.       Headings.  The headings of this Third Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

LBM BORROWER, LLC, as Borrower

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Assistant Vice President

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LBM MIDCO, LLC as Holdings

By:	/s/ Matthew S. Edgerton
Name:	Matthew S. Edgerton
Title:	Vice President

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent and Lender

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Absalon II Limited

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Adirondack Park CLO Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

By: Fidelity Floating Rate High Income Investment Trust

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust

/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Fidelity Floating Rate High Income Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund

/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Variable Insurance Products Fund:
Floating Rate High Income Portfolio

/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

FIAM Floating Rate High Income Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee

/s/ Dana Rancourt
Name:	Dana Rancourt
Title:	Director

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

FIAM Leveraged Loan, LP

By: FIAM LLC as Investment Manager

/s/ Illegible
Name:	Illegible
Title:	Director

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

FIAM LLC as Investment Manager

/s/ Illegible
Name:	Illegible
Title:	Director

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Fidelity Qualifying Investor Funds Plc

By: FIAM LLC as Sub Advisor

/s/ Illegible
Name:	Illegible
Title:	Director

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds

By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AMMC CLO 17, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AMMC CLO 18, LIMITED

By: American Money Management Corp.,
as Collateral Manager

By:	/s/ David Meyer
	Name:	David Meyer
	Title:	Senior Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AMMC CLO 19, LIMITED

By: American Money Management Corp.,
as Collateral Manager

By:	/s/ David Meyer
	Name:	David Meyer
	Title:	Senior Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AMMC CLO 20, LIMITED

By: American Money Management Corp.,
as Collateral Manager

By:	/s/ David Meyer
	Name:	David Meyer
	Title:	Senior Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AMMC CLO XI, LIMITED

By: American Money Management Corp., as Collateral
Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AMMC CLO XII, LIMITED

By: American Money Management Corp., as Collateral
Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AMMC CLO XIII, LIMITED

By: American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AMMC CLO XIV, LIMITED

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 2012-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment
Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 2013-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment
Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 3, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment
Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreeme

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 4, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment
Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:	†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 5, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment
Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:	†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 6, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment
Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:	†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 7, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment
Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:	†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 8, Ltd.

By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:	†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 9, Ltd.

By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:	†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Credit Funding 1, Ltd.

By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Bank Debt Settlements Manager

By:	†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Credit Funding 2, Ltd

By: Anchorage Capital Group, L.L.C., its Collateral
Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:	†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

BY: ARES ENHANCED LOAN MANAGEMENT IR,
L.P., AS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN IR GP, LLC, ITS
GENERAL PARTNER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:	†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares Institutional Credit Fund, LP

By: Ares Institutional Credit GP LLC,
its general partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:	†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares Institutional Loan Fund B.V.

BY: Ares Management Limited, as manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares Senior Loan Trust

BY: Ares Senior Loan Trust Management, L.P., Its
Investment Adviser

By: Ares Senior Loan Trust Management, LLC, Its
General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XL CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XLI CLO Ltd.

By: Ares CLO Management II LLC, as Asset Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXIV CLO LTD.

BY: ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXIX CLO LTD.

By: Ares CLO Management XXIX, L.P., its Asset Manager

By: Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXV CLO LTD.

BY:	Ares CLO Management XXV, L.P., its Asset Manager

By:	Ares CLO GP XXV, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXVI CLO LTD.

BY: Ares CLO Management XXVI, L.P., its Collateral Manager

By: Ares CLO GP XXVI, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXVII CLO LTD.

BY: Ares CLO Management XXVII, L.P., its Asset Manager

By: Ares CLO GP XXVII, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXVIII CLO LTD.

By: Ares CLO Management XXVIII, L.P., its Asset Manager

By: Ares CLO GP XXVIII, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXI CLO Ltd.

By: Ares CLO Management XXXI, L.P., its Portfolio Manager

By: Ares Management LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXII CLO Ltd.

By: Ares CLO Management XXXII, L.P., its Asset Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXIII CLO Ltd.

By: Ares CLO Management XXXIII, L.P., its Asset Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXIV CLO Ltd.

By: Ares CLO Management LLC, its collateral manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXIX CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXV CLO Ltd.

By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXVII CLO Ltd.

By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXVIII CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ATRIUM IX

By: Credit Suisse Asset Management, LLC, as portfolio
manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Atrium X

BY: By: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ATRIUM XI

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Atrium XII

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AUSTRALIANSUPER

By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AVIVA STAFF PENSION SCHEME

BY: Ares Management Limited, its Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Birchwood Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Blackstone / GSO Long-Short Credit Income Fund

BY: GSO / Blackstone Debt Funds Management LLC as
Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

BLACKSTONE/GSO STRATEGIC CREDIT FUND

BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Blackstone / GSO Senior Floating Rate Term Fund

BY: GSO / Blackstone Debt Funds Management LLC as
Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Bowman Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Bristol Park CLO, Ltd

By:	/s/ Iannarone, Thomas
	Name:	Iannarone, Thomas
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Burnham Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CCP Loan Funding LLC

By: Citibank, N.A.,

By:	/s/ Jennifer Guinn
	Name:	Jennifer Guinn
	Title:	Associate Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cedar Funding II CLO Ltd

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cedar Funding III CLO, Ltd.

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cedar Funding IV CLO, Ltd.

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cedar Funding V CLO, Ltd.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cedar Funding VI CLO, Ltd.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CenturyLink, Inc. defined Benefit Master Trust

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Citi Loan Funding Chelt LLC By: Citibank, N.A.,

By:	/s/ Jennifer Guinn
	Name:	Jennifer Guinn
	Title:	Associate Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

City of New York Group Trust BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CLOCKTOWER US SENIOR LOAN FUND, a series trust of MYL Global Investment Trust

By: Credit Suisse Asset Management, LLC, the investment manager for Brown Brothers Harriman Trust Company (Cayman)  Limited, the Trustee for Clocktower US Senior Loan Fund, a series trust of MYL Global Investment Trust

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cole Park CLO, Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Commonwealth of Pennsylvania, Treasury Department BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Commonwealth of Pennsylvania, Treasury Department - Tuition Account Program BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

COMMUNITY INSURANCE COMPANY BY: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER BY: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CQS Credit Multi Asset Fund, a sub-fund of CQS Global Funds (Ireland) plc

By:	/s/ Sarah Higgins
	Name:	Sarah Higgins
	Title:	Authorised Signatory

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CREDIT SUISSE LOAN FUNDING LLC,

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CREDIT SUISSE NOVA (LUX)

By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cumberland Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CVP Cascade CLO-1 Ltd.

BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CVP Cascade CLO-2 Ltd.

BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CVP Cascade CLO-3 Ltd.
By: CVP CLO Manager, LLC

as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Dignity Health

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Dorchester Park CLO Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN XXIV SENIOR LOAN FUND,
BY: PGIM, INC., AS COLLATERAL
MANAGER
By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN XXV SENIOR LOAN FUND,
BY: PGIM, INC., AS COLLATERAL
MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN XXVI SENIOR LOAN FUND,
BY: PGIM, INC., AS COLLATERAL
MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN XXVIII SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 30 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 31 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 33 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 34 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 36 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 37 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 38 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 40 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 41 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 42 SENIOR LOAN FUND,
BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 43 SENIOR LOAN FUND,
BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 45 SENIOR LOAN FUND,
BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 47 SENIOR LOAN FUND,
BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

INTERNATIONALE KAPITALANLAGEGESELLSCHAFT MBH FOR ACCOUNT OF GOTH LOANS,
BY: PGIM, INC., AS FUND MANAGER

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14 - PRUDENTIAL FLOATING RATE INCOME FUND,
BY: PGIM, INC., AS INVESTMENT ADVISOR

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

PRUDENTIAL BANK LOAN FUND OF THE PRUDENTIAL TRUST COMPANY COLLECTIVE TRUST,
BY: PGIM, INC., AS INVESTMENT ADVISOR

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Emerson Park CLO Ltd. BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ERIE INSURANCE EXCHANGE By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Finn Square CLO, Ltd. BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

WESPATH FUNDS TRUST

By: Credit Suisse Asset Management, LLC, the investment adviser for UMC Benefit Board, Inc., the trustee for Wespath Funds Trust

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree 2004 Trust

BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Credit Opportunties 2012-1 Financing Limited

BY: GoldenTree Asset Management L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Credit Opportunties 2014-1 Financing Limited

BY: GoldenTree Asset Management L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree High Yield Value Fund Offshore (Strategic), Ltd.

BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree High Yield Value Fund Offshore 110 Limited

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Loan Management US CLO 1, Ltd.

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Loan Opportunities IX, Limited

BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Loan Opportunities VII, Ltd

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Loan Opportunities VIII, Ltd

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GOLDENTREE LOAN OPPORTUNITIES X, LIMITED

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GOLDENTREE LOAN OPPORTUNITIES XI, LIMITED

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Loan Opportunities XII, Limited

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Gracechurch Loans Fund, a sub-fund of CQS Global Funds (Ireland) plc

By:	/s/ Sarah Higgins
	Name:	Sarah Higgins
	Title:	Authorised Signatory

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Grippen Park CLO, Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Iannarone, Thomas
	Name:	Iannarone, Thomas
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Health Net of California, Inc. BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Aiguilles Rouges Sector A Investment Fund, L.P. By: HPS Investment Partners, LLC, Its Investment Partners

By:	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Highbridge Loan Management 4-2014, Ltd. By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Highbridge Loan Management 5-2015, Ltd. By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Highbridge Loan Management 8-2016, Ltd. By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Highbridge Loan Management 7-2015, Ltd.

By: HPS Investment Partners, LLC, its Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

HPS Loan Management 9-2016, Ltd.

By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Jay Park CLO Ltd.

By: Virtus Partners LLC

as Collateral Administrator

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Managing Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

JFIN CLO 2013 LTD.
JFIN CLO 2014 LTD.
JFIN CLO 2014-II LTD.
JFIN CLO 2015-II LTD.
JFIN CLO 2016 LTD.

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

KAISER FOUNDATION HOSPITALS

BY: Ares Management LLC, as portfolio manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Kaiser Foundation Hospitals

By: Sound Point Capital Management, LP as Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

KAISER PERMANENTE GROUP TRUST

BY: Kaiser Foundation Health Plan, Inc., as named fiduciary

By: Ares Management LLC, as portfolio manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Kaiser Permanente Group Trust

By: Sound Point Capital Management, LP as Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Kapitalforeningen Unipension Invest, High Yield obligationer

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Keuka Park CLO, Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

KP FIXED INCOME FUND By: Credit Suisse Asset Management, LLC, as Sub- Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

KVK CLO 2013-1, Ltd

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

KVK CLO 2013-2 LTD.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

KVK CLO 2014-1 Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

KVK CLO 2014-2 Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

KVK CLO 2015-1 Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

KVK CLO 2015-2 Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Lloyds Bank Pension Trust (No. 1) Limited as trustee of Lloyds Bank Pension Scheme No. 1 BY: Ares Management Limited, its Investment Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Lloyds Bank Pension Trust (No. 2) Limited as trustee of Lloyds Bank Pension Scheme No. 2 BY: Ares Management Limited, its Investment Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Loomis Sayles Senior Floating Rate & Fixed Income Fund By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Lord Abbett Bank Loan Trust By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Louisiana State Employees’ Retirement System By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

IG Mackenzie Floating Rate Income Fund

Mackenzie Strategic Bond Fund

Mackenzie Canadian All Cap Balanced Fund

Mackenzie Income Fund

Manulife Sentinel Income (33) Fund UT

Great-West Life Income Fund 6.06M

London Life Income Fund 2.26MF

Mackenzie Canadian Growth Balanced Fund

Mackenzie Canadian Large Cap Balanced Fund

Mackenzie Ivy Canadian Balanced Fund

Great West Life Growth  & Income Fund 6.05M

London Life Growth & Income Fund 2.27MF

Mackenzie Ivy Global Balanced Fund

Mackenzie Cundill Canadian Balanced Fund

Mackenzie Canadian Short Term Income Fund

Mackenzie Strategic Income Fund

IG Mackenzie Strategic Income Fund

Mackenzie Floating Rate Income Fund

Mackenzie Investment Grade Floating Rate Fund

Mackenzie Global Tactical Bond Fund

Mackenzie Global Strategic Income Fund

Mackenzie Unconstrained Fixed Income Fund

Mackenzie USD Ultra Short Duration Income Fund

Mackenzie Unconstrained Bond ETF

Mackenzie Floating Rate Income ETF

Mackenzie Core Plus Canadian Fixed Income ETF

,

By:	/s/ Movin Mokbel
	Name:	Movin Mokbel
	Title:	VP, Investments

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP, Investments

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

MADISON PARK FUNDING X, LTD. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XI, Ltd. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XII, Ltd. By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XIII, Ltd. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

MADISON PARK FUNDING XIV, LTD. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XIX, Ltd. By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XV, Ltd.

BY: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XVI, Ltd.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

MADISON PARK FUNDING XVII, LTD.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XVIII, Ltd.

By: Credit Suisse Asset Management, LLC
as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XX, Ltd.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XXI, Ltd.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XXII, Ltd.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XXIII, Ltd.

By: Credit Suisse Asset Management, LLC
as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XXIV, Ltd.

By: Credit Suisse Asset Management, LLC
as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Marine Park CLO Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Mercer QIF Fund plc (in respect of Mercer Multi-Asset Credit Fund)

By:	/s/ Sarah Higgins
	Name:	Sarah Higgins
	Title:	Authorised Signatory

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Metropolitan Life Insurance Company,

By:	/s/ Shane O’Driscoll
	Name:	Shane O’Driscoll
	Title:	Director

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

National Electrical Benefit Fund

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

NHIT: Senior Floating Rate and Fixed Income Trust

By: Loomis Sayles Trust Company, LLC, its Trustee

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

NHIT: U.S. High Yield Bond Trust

By: Loomis, Sayles Trust Company, LLC. its Trustee

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ONTARIO PUBLIC SERVICE EMPLOYEES UNION PENSION PLAN TRUST FUND

By : AELIS X Management, L.P., its investment counsel

By : AELIS X Management GP, LLC, its general partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Pinnacle Park CLO, Ltd

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Quaestio Capital Fund (in respect of CMAP — QCF
— Credit Multi Asset Pool)

By:	/s/ Sarah Higgins
	Name:	Sarah Higgins
	Title:	Authorised Signatory

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

QUALCOMM Global Trading Pte. Ltd.

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Renaissance Floating Rate Income Fund

BY: Ares Capital Management II LLC, as Portfolio Sub-Advisor

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Saranac CLO I Limited

By: Canaras Capital Management, LLC

As Sub-Investment Adviser

By:	/s/ Marc McAfee
	Name:	Marc McAfee
	Title:	Analyst

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Saranac CLO II Limited

By: Canaras Capital Management, LLC

As Sub-Investment Adviser

By:	/s/ Marc McAfee
	Name:	Marc McAfee
	Title:	Analyst

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Saranac CLO III Limited

By: Canaras Capital Management, LLC

As Sub-Investment Adviser

By:	/s/ Marc McAfee
	Name:	Marc McAfee
	Title:	Analyst

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

SEI INSTITUTIONAL INVESTMENTS TRUST - OPPORTUNISTIC INCOME FUND

BY: ARES MANAGEMENT LLC, AS SUB-ADVISOR

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

BY: ARES MANAGEMENT LLC, AS SUB-ADVISER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Seneca Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sheridan Square CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO II, Ltd

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO III, Ltd

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO IV, Ltd

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO IX, Ltd.

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO V, Ltd.

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO VI, Ltd.

BY: Sound Point Capital Management, LP as Collateral Manager

By	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO VIII, Ltd.

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO X, Ltd.

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO XIV, Ltd.

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point Senior Floating Rate Master Fund, L.P.

BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

SSD LOAN FUNDING LLC

By: Citibank, N.A.,

By:	/s/ Jennifer Guinn
	Name:	Jennifer Guinn
	Title:	Associate Director

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL

By: authority delegated to the New Mexico State Investment Office

By: Credit Suisse Asset Management, LLC, its investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

State of Wisconsin Investment Board

BY: Loomis, Sayles & Company, L.P., Its Investment Manager

Loomis Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:	†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Stellar Performer Global Series: Series G - Global Credit

BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Stewart Park CLO, Ltd.

BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Stichting PGGM Depositary acting in its capacity as title
holder for PGGM High Yield Fund

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Swiss Capital Pro Loan III Plc

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Taconic Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Thacher Park CLO, Ltd.

BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

THL Credit Wind River 2016-2 CLO Ltd.

By THL Credit Advisors LLC, its Warehouse Collateral
Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

THL Credit Wind River 2017-1 CLO Ltd.

By THL Credit Advisors LLC, its
Warehouse Collateral Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Treman Park CLO, Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Trinity Health Corporation (d/b/a Che Trinity Inc,)

By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Tryon Park CLO Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

UBS AG, Stamford Branch

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

[By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director
Banking Product Services, US ]†

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

The University of Chicago

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XI CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XII CLO, Limited BY: its investment advisor MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XIII CLO, Limited BY: its Investment Advisor MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XIV CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XIX CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XV CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XVI CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XVII CLO Limited

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XVIII CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XX CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XXI CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XXII CLO Limited

By: its investment advisor MJX Asset Management
LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XXIII CLO, Limited

By: its investment advisor MJX Asset Management
LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XXIV CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XXV CLO Limited

By its Investment Advisor MJX Asset Management
LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VICTORY FLOATING RATE FUND,

By:	/s/ Paul Gillin
	Name:	Paul Gillin
	Title:	Managing Director

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

THE GUARDIAN LIFE INSURANCE
COMPANY,

By:	/s/ Paul Gillin
	Name:	Paul Gillin
	Title:	Managing Director

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

PARK AVENUE INSTITUTIONAL ADVISERS CLO LTD. 2016-1

By:	/s/ Paul Gillin
	Name:	Paul Gillin
	Title:	Managing Director

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Watford Asset Trust I

by Highbridge Principal Strategies, LLC as its Investment Manager

By:	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Webster Park CLO, Ltd

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Wellfleet CLO 2015-1, Ltd

By:	/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

By:		†
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Wellfleet CLO 2016-1, Ltd.

By:	/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Wells Fargo Bank, National Association

By:	/s/ Matthew Schnabel
	Name:	Matthew Schnabel
	Title:	Director

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Westcott Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

WM Pool - High Yield Fixed Interest Trust

By: Loomis, Sayles & Company, L.P., its Investment Manager

By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ZAIS CLO 1, Limited
ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ZAIS CLO 2, Limited
ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ZAIS CLO 3, Limited
ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE THIRD AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ZAIS CLO 4, LIMITED

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:		†
Name:
Title:

† For any Lender requiring a second signature line.

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

Each of the undersigned Guarantors acknowledges and consents to each of the foregoing provisions of this Third Amendment and the incurrence of Supplemental Term Loans pursuant to the Increase Supplement. Each Guarantor further acknowledges and agrees that all Obligations with respect to this Third Amendment and the Increase Supplement shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement and the other applicable Loan Documents to which such Guarantor is a party in accordance with the terms and provisions thereof.

[Signature Page to follow]

[Signature Page to Third Amendment to Hammer First Lien Credit Agreement]

GUARANTORS:

LBM Midco, LLC
US LBM Holdings, LLC
BEP/Lyman, LLC
Musselman Lumber - US LBM, LLC
Direct Cabinet Sales - US LBM, LLC
Shelly Enterprises - US LBM, LLC
Standard Supply & Lumber - US LBM, LLC
Coastal Roofing Supply - US LBM, LLC
Lumber Specialties - US LBM, LLC
Fond du Lac Property - US LBM, LLC
East Haven Builders Supply - US LBM, LLC
Bellevue Builders Supply - US LBM, LLC
Kentucky Indiana Lumber - US LBM, LLC
Desert Lumber - US LBM, LLC
Jones Lumber - US LBM, LLC
Bear Truss - US LBM, LLC
Bear Truss Property, LLC
H & H Lumber - US LBM, LLC
American Masons & Building Supply — US LBM, LLC
LS Property, LLC
Richardson Gypsum - US LBM, LLC
Universal Supply Company, LLC
Wisconsin Building Supply - US LBM, LLC
Wallboard Supply Company - US LBM, LLC
Lampert Yards - US LBM, LLC
Hines Buildings Supply - US LBM, LLC
Kirkland Property - US LBM, LLC
Hampshire Property - US LBM, LLC
EHBS Manchester Properties, LLC
John H. Myers & Son - US LBM, LLC
Rosen Materials of Nevada LLC
Rosen Brick America, LLC
Rosen Materials, LLC
Feldman Lumber - US LBM, LLC
Gold & Reiss — US LBM, LLC
LouMac Distributors — US LBM, LLC
GBS Building Supply — US LBM, LLC
GBS Property, LLC
Building Supply Association — US LBM, LLC
Poulin Lumber — US LBM, LLC
Gypsum Acquisition, LLC
NextGen — US LBM, LLC
NextGen Property, LLC
Parker’s Building Supply — US LBM, LLC

Darby Doors, LLC
Total Trim, LLC
B&C Fasteners, Inc
Alco Doors, LLC
Raymond Building Supply LLC

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Authorized Representative

[Signature Page to Acknowledgment to Third Amendment to Hammer First Lien Credit Agreement]